UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2019

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	Nasdaq Global Market

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 4, 2019, Hovnanian Enterprises, Inc. (“Hovnanian” or the “Company”) received written notification (the “Notice”) from the New York Stock Exchange (“NYSE”) that the NYSE has approved the Company’s plan to regain compliance with the continued listing standard set forth in Section 802.01B of the NYSE’s Listed Company Manual (“Section 802.01B”).

Previously, the NYSE notified the Company that it was not in compliance with Section 802.01B because its average global market capitalization was less than $50 million over a consecutive 30 trading-day period and its most recently reported stockholders’ equity was also less than $50 million. The NYSE’s acceptance of Hovnanian’s plan establishes an 18-month cure period, ending January 11, 2021 (the “cure period”), during which the Company is eligible to regain compliance with Section 802.01B. As of October 8, 2019, the Company’s closing stock price was $22.57 and its public market capitalization was $132.4 million. The Company’s average public market capitalization over the consecutive 30 trading-day period ending October 8, 2019 was $89.1 million. The Company expects that it will regain compliance with Section 802.01B within the cure period.

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods and its compliance with the NYSE’s listing standards. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a significant homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) high leverage and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) availability and terms of financing to the Company; (5) the Company’s sources of liquidity; (6) changes in credit ratings; (7) the seasonality of the Company’s business; (8) the availability and cost of suitable land and improved lots and sufficient liquidity to invest in such land and lots; (9) shortages in, and price fluctuations of, raw materials and labor; (10) reliance on, and the performance of, subcontractors; (11) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (12) fluctuations in interest rates and the availability of mortgage financing; (13) increases in cancellations of agreements of sale; (14) changes in tax laws affecting the after-tax costs of owning a home; (15) operations through unconsolidated joint ventures with third parties; (16) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (17) legal claims brought against us and not resolved in our favor, such as product liability litigation, warranty claims and claims made by mortgage investors; (18) levels of competition; (19) successful identification and integration of acquisitions; (20) significant influence of the Company’s controlling stockholders; (21) availability of net operating loss carryforwards; (22) utility shortages and outages or rate fluctuations; (23) changes in trade policies, including the imposition of tariffs and duties on homebuilding materials and products, and related trade disputes with and retaliatory measures taken by other countries; (24) geopolitical risks, terrorist acts and other acts of war; (25) loss of key management personnel or failure to attract qualified personnel; (26) information technology failures and data security breaches; (27) negative publicity; and (28) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

Date: October 9, 2019